Exhibit 10.226

SEVENTH AMENDMENT TO CREDIT AGREEMENT

SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Seventh Amendment”), dated as of August 7, 2009, among DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., a Delaware corporation (the “Borrower”), various financial institutions that are party to the Credit Agreement referred to below (the “Lenders”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Lenders, the Administrative Agent and The Bank of Nova Scotia, as syndication agent, are parties to that certain Credit Agreement, dated as of June 15, 2007, as amended by that certain First Amendment to Credit Agreement dated as of July 9, 2008, that certain Second Amendment to Credit Agreement dated as of September 29, 2008, that certain Third Amendment to Credit Agreement dated as of November 17, 2008, that certain Fourth Amendment to Credit Agreement dated as of February 4, 2009, that certain Fifth Amendment to Credit Agreement dated as of February 25, 2009, and that certain Sixth Amendment to Credit Agreement dated as of June 25, 2009 (as so amended, the “Credit Agreement”); and

WHEREAS, the parties hereto desire to make certain modifications to the Credit Agreement as set forth herein;

NOW, THEREFORE, it is agreed:

I. Amendments to Credit Agreement.

1.         Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions of “Post-2007 MTN Enhancement Letter of Credit” and “Post-2007 MTN Program,” in their appropriate alphabetical order:

“Post-2007 MTN Enhancement Letter of Credit” means an Enhancement Letter of Credit issued as enhancement for any series of notes issued under a Post-2007 MTN Program.

“Post-2007 MTN Program” means an MTN Program other than the MTN Programs evidenced by, and relating to the series of notes issued under, the Series 2005-1 Supplement, the Series 2006-1 Supplement and the Series 2007-1 Supplement (each as referred to in the definition of “Base Indenture Supplement”).

2.         The following paragraph is hereby added to Section 4.1 of the Credit Agreement immediately prior to the last paragraph of such Section 4.1:

With respect to any request for the issuance of a Post-2007 MTN Enhancement Letter of Credit, it shall be a further condition of the Borrower’s right to request or obtain the issuance of such Post-2007 MTN Enhancement Letter of Credit that the Stated Amount thereof does not exceed (or would not exceed) seven percent (7%) of the initial principal amount of the related series of notes.

II. Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Seventh Amendment, the Borrower hereby represents and warrants that:

(a)       no Default or Event of Default exists on the Seventh Amendment Effective Date (as defined below), immediately before and after giving effect to this Seventh Amendment; and

(b)       all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Seventh Amendment Effective Date immediately before and after giving effect to this Seventh Amendment, with the same effect as though such representations and warranties had been made on and as of the Seventh Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This Seventh Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

3. This Seventh Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4. THIS SEVENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Seventh Amendment shall become effective on the date (the “Seventh Amendment Effective Date”) when:

(i) the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to:

Bingham McCutchen LLP

One State Street

Hartford, Connecticut

Attention: Anthony Goodman

Fax: (860) 240-2800

Email: anthony.goodman@bingham.com

(ii) the Borrower shall have paid to Bingham McCutchen LLP, special counsel to the Administrative Agent, by wire transfer of immediately available funds, all reasonable fees and expenses (as set out in a written summary invoice received by the Borrower at least one Business Day prior to the Seventh Amendment Effective Date) owed to Bingham McCutchen LLP as of the date of such invoice in connection with the Loan Documents, the Obligations and the administration thereof, including all fees and expenses incurred in connection with the preparation, negotiation and execution of this Seventh Amendment and the transactions contemplated to be effected in connection with such execution and with the satisfaction of the conditions to the occurrence of the Seventh Amendment Effective Date (it being understood that the Borrower agrees to pay such fees and expenses regardless of whether the Seventh Amendment Effective Date occurs);

provided, however, that in the event any of the foregoing conditions to effectiveness set forth in this Section 5 shall not have been met on or prior to August 10, 2009, it is understood and agreed that this Seventh Amendment (except for the agreement of the Borrower in clause (ii) above to pay fees and expenses) shall be of no force and effect whatsoever, and no party hereto shall have any right or obligation with respect to any other party whatsoever with respect to any agreement set forth herein, except as provided above with respect to such fees and expenses (all such other rights and obligations being governed in such event exclusively by the Credit Agreement, if and to the extent provided for therein, as in effect without regard to this Seventh Amendment).

6. In order to induce the Lenders to enter into this Seventh Amendment, the Borrower and each of the Subsidiary Guarantors acknowledge and agree, on and as of the Seventh Amendment Effective Date (in the event that it occurs), that neither the Borrower nor any of the Subsidiary Guarantors is aware as of the Seventh Amendment Effective Date of any offset right (other than an offset right pursuant to any netting arrangement expressly provided for in a Rate Protection Agreement, provided that, for the avoidance of doubt, the Borrower acknowledges that no offset right of which the Borrower is aware pursuant to any netting arrangement expressly provided for in a Rate Protection Agreement would permit the Borrower to exercise such offset right against any Obligation under the Loan Documents except for amounts owed by the Borrower under such Rate Protection Agreement), counterclaim, right of recoupment or any defense of any kind against, or with respect to, any of their respective Obligations under the Loan Documents to any Agent, the Issuer, or any Lender relating to or arising out of this Seventh Amendment, the Credit Agreement, or any other Loan Document. On and as of the Seventh Amendment Effective Date (in the event that it occurs),the Borrower and each of the Subsidiary Guarantors unconditionally release, waive and forever discharge all claims, offsets, causes of action, rights of recoupment, suits or defenses of any kind whatsoever, whether arising at law or in equity, whether known or unknown, which the Borrower or the Subsidiary Guarantors might otherwise have as of, and only as of, the Seventh Amendment Effective Date against any Agent, the Issuer, or any Lender or any of their respective directors, shareholders, partners (general and limited), members, managers, officers, employees, attorneys, agents and Affiliates relating to or arising out of this Seventh Amendment, the Credit Agreement, or the other Loan Documents or the administration thereof on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind arising prior to or existing as of the Seventh Amendment Effective Date; provided that, subject to the proviso immediately following this proviso, nothing herein shall modify any offset right pursuant to any netting arrangement expressly provided for in a Rate Protection Agreement, and further provided that, in no event may any such offset right or netting arrangement be used to offset or net against, or constitute a defense to or give the Borrower a counterclaim or right of recoupment with respect to, any Obligation under the Loan Documents other than the applicable Rate Protection Agreement. For the avoidance of doubt, nothing herein shall be construed as an acknowledgment by any Agent, the Issuer or any Lender that the Borrower or any of the Subsidiary Guarantors has any claims, offsets, causes of action, rights of recoupment, suits or defenses against any Agent, the Issuer, or any Lender.

7. From and after the Seventh Amendment Effective Date, each reference in the Credit Agreement and in each of the other Loan Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified hereby on the Seventh Amendment Effective Date, pursuant to the terms of this Seventh Amendment.

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[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;

SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officer or officers to execute and deliver this Seventh Amendment as of the date first above written.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

By_________________________________

Name:

Title:

Agreed and Acknowledged:

DTG OPERATIONS, INC.,

By__________________________________

Name:

Title:

THRIFTY RENT-A-CAR SYSTEM, INC.

By__________________________________

Name:

Title:

THRIFTY CAR SALES, INC.

By__________________________________

Name:

Title:

THRIFTY, INC.

By__________________________________

Name:

Title:

DOLLAR RENT A CAR, INC.

By__________________________________

Name:

Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Administrative Agent and a Lender

By__________________________________

Name:

Title:

By__________________________________

Name:

Title:

SIGNATURE PAGE TO THE SEVENTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Lender: ____________________________

By:_____________________________
Name:
Title: